Realizing our Ever Greater Potential David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer March 14, 2017 Investor Day

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "future," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," “on track,” "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical’s market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical’s ability to grow its core franchise, future cost savings, Chemical’s ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators and future changes in laws and regulations applicable to Chemical and the financial services industry in general. All statements referencing future time periods are forward- looking. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements & Other Information 2

This presentation and the accompanying presentation by management also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its merger with Talmer Bancorp, Inc. ("Talmer"), including the benefits of the transaction, the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the merger on Chemical's future financial performance and consequences of the integration of Talmer into Chemical. Risk factors relating both to the merger and the integration of Talmer into Chemical after closing include, without limitation:  The anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.  The integration of Talmer’s business and operations into Chemical may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Chemical's or Talmer’s existing businesses.  Chemical’s ability to achieve anticipated results from the merger is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer and employee attrition may be greater than expected.  The outcome of pending or threatened litigation, whether currently existing or commencing in the future, including litigation related to the merger.  The challenges of integrating, retaining and hiring key personnel.  Failure to attract new customers and retain existing customers in the manner anticipated. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s Annual Report on Form 10-K for the year ended December 31, 2016. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement. Forward-Looking Statements & Other Information 3

Non-GAAP Financial Measures This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical’s tangible equity to tangible assets ratio, tangible book value per share, presentation of net interest income and net interest margin on a fully taxable equivalent basis, and information presented excluding significant items, including net income, diluted earnings per share, return on average assets, return on average shareholders’ equity, operating expenses and efficiency ratio. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance. The limitations associated with non- GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s GAAP results. See the Supplemental Financial Information included with this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Forward-Looking Statements & Other Information 4

Emphasize our strategy of being the Preeminent Midwest Community Bank 4 1 Demonstrated track record of organic growth2 High performing pro forma profitability should drive upside3 Realizing our ever greater potential  The largest community bank headquartered in Michigan  Scalable core strategies and disciplines  Proven organic growth initiatives  Leadership in EPS growth among peers (1)  Total Return out-performance (peers and indices) (1)  Pro Forma 1.2%+ ROA, ROATCE approaching 15%, low efficiency ratio  Delivering on projected merger benefits  Consistent EPS growth performance  Market share growth  Revenue enhancements  Concentrate on achieving cost savings and exploiting business synergy opportunities  Continue to build out and enhance risk management practices (1) Source: SNL Geographic Intelligence Overview 5

 $17.4 billion in assets  Largest banking company headquartered and operating branches in Michigan  Operates 249 banking offices primarily in Michigan, Northeast Ohio and Northern Indiana  Local market knowledge and business development opportunities led by 23 community-based advisory boards  One of the largest trust and wealth management operations of a Michigan-headquartered bank with $4.4 billion in assets under management or custody and another $1.2 billion in assets within the Chemical Financial Advisors Program  Focused on realizing operating and business synergies from Chemical / Talmer merger and enhancing preparedness for future organic and acquisitive growth  $3.75 billion Market Capitalization (1) (1) Based upon CHFC shares outstanding of 71.1 million and the CHFC stock price of $52.74 on March 8, 2017. 6 About Chemical Financial Corporation

 “Local” community bank  Strong belief in the community banking concept  23 identified centers of influence  Community-driven leadership, rapid local response  Emphasis on building relationships  We know our markets, what works, and what does not work  Strong credit culture  Diversification  In-depth knowledge of our customers and markets  Underwriting discipline  Low cost, stable, core funding – starts at relationship level  Expense management and control  Clean balance sheet, solid capital ratios and intense focus on effective capital deployment  Identify, hire, motivate and retain talented individuals to carry out our relationship strategies  Sustain long-term growth through combination of organic and acquisitive growth  Higher lending limits provide enhanced middle market lending growth opportunities  Opportunities for fee income growth from Wealth Management and Mortgage Banking synergies  Future acquisitive growth opportunities in Michigan, Ohio, and Indiana Scalable Core Strategies & Disciplines Core Values 7

8 Breakdown of CHFC’s Loan Growth Source: Company Documents, SNL Financial $6,000 $1,041 $1,583 $5,720 ’12 -’16 Year Loan Growth CAGR: 103% ’12 – ’16 Organic Loan Growth CAGR: 42% Avg. Annual Organic Growth (’12-’16): 10.2% Loans @ Year End ($B) $4.2 $4.6 $5.7 $7.3 $13.0 Improving Organic Loan Growth

$3,217 $4,377 $3,087 $2,310 $1,311 $2,033 $1,657 $719 $1,906 $2,344 $1,430 $1,591 Commercial CRE/C&D Residential Consumer Loan Portfolio Composition ($ Millions) 9 $88 $277 $125 $347 Commercial CRE/C&D Residential Consumer $1,223 $1,756 $1,532 $371 Talmer Merger Aug. 31, 2016 $838 $4,882 $5,720 Total Loan Growth, Excluding Talmer Merger, Twelve Months Ended Dec. 31, 2016 Growth – Twelve months ended Dec. 31, 2016 Dec. 31, 2015, $7,271 Total Loan Growth twelve months ended Dec. 31, 2016 Dec. 31, 2016, $12,991

$3.4 $2.8 $3.7 $2.8 $0.2 Noninterest-bearing Demand Deposits Interest-bearing Demand Deposits Savings Deposits Time Deposits Brokered Deposits $1.9 $1.9 $2.0 $1.5 $0.2 10 (1)Comprised of $463 million of growth in customer deposits offset by a $385 million decrease in brokered deposits. (2)Cost of deposits based on period averages. 2015 2016 Total Deposits – Dec. 31, 2015 $7.5 Total Deposits – Dec. 31, 2016 $12.9 Organic $0.1, 1.07%(1) $1.3 $0.9 $1.2 $1.5 $0.4 Talmer Merger $5.3 $0.2 $0.5 ($0.2) ($0.4) Deposit Composition Total Deposits ($ Billions) Average Deposits ($ Millions) & Cost of Deposits (%) $6,204 $6,709 $7,453 $7,449 $7,535 $7,528 $9,484 $13,003 0.22% 0.22% 0.23% 0.22% 0.22% 0.23% 0.24% 0.27% 0.00% 0.25% 0.50% $4,000 $9,000 $14,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 I n t e r e s t R a t e P a i d T o t a l A v e r a g e D e p o s i t s ( $ M i l l i o n s ) Deposits Cost of Deposits(2)

11 EPS Growth Translates to Outsized Shareholder Return Source: CHFC data per Company Documents, Peer data per SNL Financial; Market data as of 12/31/2016 (1) CHFC income excludes transaction expenses, loan servicing rights change in fair value and gains on sales of branches. Peer Income excludes extraordinary items, non-recurring items and gains/losses on sale of securities. Please refer to slides 36 – 39 for a reconciliation of non-GAAP financial measures for CHFC calculations. (2) Peers include nationwide banks with $10 to $25 billion in total assets (3) Includes cash dividends paid to common shares Diluted EPS, excluding significant items, Growth(1) Total Shareholder Return (%)(3) (2) 149.7% 197.6% (15%) 30% 75% 120% 165% 210% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Peer Median (149.7%) CHFC (197.6%) D i l u t e d E P S , e x c l u d i n g s i g n i f i c a n t i t e m s ( $ ) D iluted E P S , excluding significant item s, Y oY G row th (% ) T o t a l S h a r e h o l d e r R e t u r n ( % ) (2) CHFC ’12-’16 Diluted EPS CAGR: 11.0% (1) (1) ’12-’16 Total Return CAGR: CHFC: 24.4% Peers: 20.1%

12 ROAA, excluding significant items(1)(%) CHFC’s Performance Metrics Source: SNL Financial and Company Documents (1) CHFC Income excludes transaction expenses, loan servicing right changes in fair value and gains on sales of branches. Peer income excludes extraordinary items, non-recurring items and gains/losses on sale of securities. Please refer to slides 36 – 39 for a reconciliation of non-GAAP financial measures. (2) Peers include nationwide banks with $10 to $25 billion in total assets. (3) The Efficiency Ratio, adjusted, is a non-GAAP financial measure. Please refer to slides 36 to 39 for a reconciliation of non-GAAP financial measures. ROATCE, excluding significant items(1)(%) Efficiency Ratio, adjusted non-GAAP(3)(%) (2) (2) (2) Dividends per Share ($)

13 Delivering on Projected Merger Benefits Source: Company Documents (1) Taken from presentation dated 2/1/2016; presentation filed with the SEC and was utilized by CHFC’s Senior Mgmt. team during analyst / institutional investor meetings to discuss the merger. CHFC 12/31/15 figures have been adjusted to reflect the current non-GAAP methodology utilized; the variance between the non-GAAP calculations are immaterial. (2) Includes nationwide banks with total assets between $10 and $25 billion (3) ROAA and ROATCE, excluding significant items, Efficiency Ratio and TCE/TA are non-GAAP financial measures. Refer to pages 36 – 39 for reconciliations of non-GAAP financial measures. (4) Market data as of 1/29/2016 (5) Market Data as of 3/6/2017 (6) EPS estimates in the 12/31/2015 CHFC column were consensus “Street” estimates just prior to announcement of the merger; estimates in the Pro Forma CHFC / TLMR column were the pro forma estimates provided by CHFC; estimates in the Today column are the current consensus “Street” estimates per Bloomberg (7) Difference between Peer Median and Top Quartile multiples and CHFC Today, divided by CHFC Today. This is forward-looking and not a guarantee of performance.

0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 $ P e r S h a r e Performance & Expectations Analyst Consensus  Consistent growth and performance for shareholders through economic cycles  Merger creates the opportunity to strengthen the foundation for delivering sustainable, strong EPS growth into the future Consensus EPS Consensus Dividend SNL Core EPS Common Dividend 14 Consistent EPS Growth Performance Source: SNL Financial; analyst consensus estimates as of 2/1/17

 $52 million cost savings opportunities on track for full realization in 2017  Planning and development of a comprehensive DFAST program is well under way  Revenue enhancements  Increase in in-house lending limit creates opportunity in middle-market space  Build out of mortgage processing platform  Indirect and direct lending opportunities in Southeast Michigan and Ohio  Expansion of Wealth Management & Private Banking Services  Recruiting efforts underway to hire additional sales talent in middle market commercial lending and wealth management Realizing our ever greater potential 15

The Preeminent Midwest Community Bank


Cheboygan
Alpena
Lake Huron
Manistee
Tawas City
Flint
Lansing
Sarnia
London
Detroit
Ann Arbor
Lake Erie
South Bend
Toledo
Sandusky
Cleveland
Fort Wayne
Findlay
Akron
Canton
Mansfield
Wabash
INDIANA
Kokomo
Lima
OHIO
Muncie
Anderson
Newark
Cambridge
Wheeling

Northern Michigan
Southwest Michigan
Central Michigan
Southeast Michigan
Northern Ohio

CHFC is Largest MI-Headquartered Community Bank

Rank	"Local" Rank (1)	Institution (ST)	MI Branches	Deposits ($mm)	Market Share (%)
1		JPMorgan Chase & Co. (NY)	242	42,007	21.0%
2		Comerica Inc. (TX)	215	26,964	13.5%
3		PNC Financial Services Group (PA)	197	17,326	8.7%
4		Bank of America Corp. (NC)	121	16,564	8.3%
5		Fifth Third Bancorp (OH)	218	16,073	8.0%
6		Huntington Bancshares Inc. (OH)	367	15,212	7.6%
7	1	Chemical Financial Corp. (MI)	227	11,281	5.6%
8	2	Flagstar Bancorp Inc. (MI)	99	8,773	4.4%
9		Citizens Financial Group Inc. (RI)	98	5,138	2.6%
10		TCF Financial Corp. (MN)	53	2,908	1.5%
11		Wells Fargo & Co. (CA)	18	2,812	1.4%
12	3	Mercantile Bank Corp. (MI)	48	2,282	1.1%
13	4	Independent Bank Corp. (MI)	64	2,152	1.1%
14	5	Macatawa Bank Corp. (MI)	30	1,360	0.7%
15		KeyCorp (OH)	23	1,334	0.7%
		Totals (1-123)	2,697	200,386	100.0%

CHFC Operating Markets

	Deposit Market Share Rank	Number of Branches	Deposits in Market ($000)	Market Share (%)
Central Michigan	1	62	2,945,718	19.8%
Northern Michigan	1	58	2,104,274	17.5%
Southwest Michigan	3	77	3,247,458	8.9%
Southeast Michigan	9	30	2,983,852	2.3%
Northern Ohio	13	26	1,223,393	1.2%

Source: SNL Financial. Deposit data as of 6/30/2016.
Note: CHFC's two branches in Northern Indiana are excluded from the Southwest Michigan region.
(1) Local is defined as banks headquartered in Michigan

16

All Major MI Markets & OH Growth Opportunity

96% of businesses / 97% of population is within MI footprint(3)

Southeast Michigan represents more than 50% of Michigan GDP – a huge opportunity with recent market disruption

Overlapping Michigan Markets

Southwest MI



CHFC: Deposits / Rank $3.2 #3

Central MI



CHFC: Deposits / Rank $2.9 #1

Other Markets

Northern MI



CHFC: Deposits / Rank $2.1 #1

New Michigan & Ohio Markets

Southeast MI



CHFC: Deposits / Rank $3.0 #9

Northern OH



CHFC: Deposits / Rank $1.2 #13

CHFC Footprint	By State & Regional Market								Michigan Penetration
	MI	OH	Southwest MI	Central MI	Northern MI	Southeast MI	Northern OH		
Total Deposits ($B)	$11.3	$1.2	$3.2	$2.9	$2.1	$3.0	$1.2		
Market Share Rank	7	23	3	1	1	9	13		
Deposit Market Share (%)	5.6%	0.4%	8.9%	19.8%	17.5%	2.3%	1.2%		
Market Information (as a % of):									
% of State ($B) GDP (1)			12%	2%	-	53%	22%		
% of State Deposits (2)			18%	7%	6%	66%	33%		**97%**
% of State Businesses (3)			25%	13%	11%	47%	39%		**96%**
% of State Population (3)			25%	13%	9%	49%	37%		**96%**

(1) Source: USDOC's Bureau of Economic Analysis. Considered the largest Metropolitan Statistical Area for each region. The Northern Michigan region does not have a Metropolitan Statistical Area as defined by the Bureau of Economic Analysis

(2) State Deposits are in billions per SNL Financial and as of 6/30/16

(3) Source: SNL Geographic Intelligence

17

 Evolving macroeconomic environment suggests combination of headwinds and tailwinds; too early to predict outcome  Emphasize our strategy of being the Preeminent Midwest Community Bank  Focus on what we can control • Organic revenue growth and cost discipline • Concentrate on achieving cost savings and exploiting business synergy opportunities • Continue to build out and enhance risk management practices 18 Closing Comments

Introducing: Executive Leadership David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer

Leonardo Amat 20 Chief Operating Officer – Business Operations Focused on:  Ensuring alignment of back-of-house systems and support with sales efforts  Seeking best practices and process improvement to drive synergies  Deposit Services, Loan Services, Information Technology, Marketing, Business Excellence and Project Management Office, Facilities  26 years of service with Chemical

Robert S. Rathbun 21 Chief Operating Officer – Customer Experience Focused on:  Coordination and oversight of all retail revenue producing units  Retail Banking, Mortgage Banking & Processing, Wealth Management & Private Banking, Electronic Banking Services, Treasury Management  Unrelenting emphasis on the customer experience  Ease of use  Accessibility of service  30 years of service with Chemical

James E. Tomczyk 22 Chief Credit Officer Focused on:  Maintaining Chemical’s pristine credit quality  Keen eye on portfolio mix; balancing opportunity with risk  Actively building out our credit administration controls, analytics and guidelines  18 years of service with Chemical

Thomas Shafer 23 Director or Regional & Community Banking Focused on:  Oversight of Chemical’s 7 banking regions and 23 community banks  Development of total customer relationship  Active engagement with community advisory directors who help direct our attention and efforts in diverse markets  Responsibility for increasing overall market share in our footprint  35 years in banking

Lynn Kerber 24 Chief Risk Officer Focused on:  Effectively and efficiently building out our Enterprise Risk Management program to meet the needs of a $25 billion bank  Enhancement of risk management policies, procedures and controls  26 years of service with Chemical

Supplemental Financial Information David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer

Q4 2016 Highlights  Diluted earnings per share of $0.66, compared to $0.23 in the 3rd qtr. 2016 and $0.66 in the 4th qtr. 2015  Diluted earnings per share, excluding significant items(1) of $0.70; down 7% from 3rd qtr. 2016, the same as 4th qtr. 2015(2)  Return on average assets and return on average equity of 1.09% and 7.4%, respectively, in 4th qtr. 2016 (1.16% and 7.8%, respectively, excluding significant items(2))  Loan Growth  $275 million in 4th qtr. 2016 (6% commercial, 52% commercial real estate, 15% residential mortgage and 27% consumer loans)  Asset quality ratios  Nonperforming loans/total loans of 0.34% at 12/31/2016; up slightly from 0.32% at 9/30/2016, and down from 0.86% at 12/31/15  Net loan charge-offs/average loans of 0.06% (1)Significant items include merger and transaction-related expenses, net gain on the sale of branches and the change in fair value in loan servicing rights. (2)Non-GAAP. Refer to pages 36 – 39 for a reconciliation of non-GAAP financial measures. 26

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2016 4th Qtr.	2016 3rd Qtr.	2015 4th Qtr.
Net interest income	$132,447	$96,809	$75,476
Provision for loan losses	6,272	4,103	2,000
Noninterest income	54,264	27,770	20,052
Operating expenses(1)	96,286	68,674	55,739
Transaction expenses	18,016	37,470	2,085
Net income	47,168	11,484	25,504
Net Income, excl. significant items(2)	49,945	37,476	26,859
Diluted EPS	0.66	0.23	0.66
Diluted EPS, excl. significant items(2)	0.70	0.75	0.70
Return on Avg. Assets	1.09%	0.37%	1.11%
Return on Avg. Shareholders' Equity	7.4%	2.9%	10.2%
Efficiency Ratio	61.2%	85.2%	60.5%
Efficiency Ratio - Adjusted(2)	53.7%	52.6%	55.8%
Equity/Total Assets	14.9%	14.7%	11.1%
Tangible Equity/Total Assets(2)	8.8%	8.7%	8.1%
Book Value/Share	$36.57	$36.37	$26.62
Tangible Book Value/Share(2)	$20.20	$19.99	$18.78

Prior Quarter Comparison

- Impact of merger
- Higher net interest income due to Talmer merger and organic loan growth
- Higher noninterest income due to branch sales and MSR fair value adjustments
- Operating expenses reflect full quarter impact of Talmer merger
- Increase in provision for loan losses due to loan growth

Prior Year Quarter Comparison

- Impact of merger
- Significant increase in net interest income, attributable to Talmer merger and $838 million, or 11.5%, organic growth in total loans during the twelve months ended December 31, 2016

(1)Excludes merger and transaction-related expenses ("transaction expenses").

(2)Denotes a non-GAAP financial measure. Refer to pages 36 – 39 for a reconciliation of non-GAAP financial measures.

27

$13.8 $16.2 $16.8 $15.3 $17.8 $19.0 $24.5 $25.5 $23.6 $25.8 $11.5 $47.1 $26.0 $2.8 $0.47 $0.70 $0.00 $0.50 $1.00 $0.0 $20.0 $40.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 E P S N e t I n c o m e Significant items (after-tax) Net Income EPS, Excluding significant items (non-GAAP)(3) 2014 2015 2016 28 (1)Net Income (2)Net Income, excluding significant items (Non-GAAP). Please refer to pages 36 – 39 for a reconciliation of non-GAAP financial measures. (3)Denotes a non-GAAP financial measure. Please refer to pages 36 – 39 for a reconciliation of non-GAAP financial measures. 2015 Total: $86.8(1); $92.3(2)2014 Total: $62.1(1); $66.7(2) 2016 Total: $108.0(1); $140.5(2) $26.9(2) $49.9(2) Net Income Net Income Trending Upward ($ Millions, except EPS data) $37.5(2)

$88 $277 $125 $348 $18 $143$39 $76 Commercial CRE/C&D Residential Consumer $0 $100 $200 $300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 29 2014 - $565 2015 - $476 2016 - $838 $106 $145 $142 $15 $172 $224 $181 $280 $56 $276$838 $96 $186 Loan Growth* ($ Millions) Quarterly Loan Growth Trends Loan Growth – 2016 Total* Loan Growth – 2016 Q4 $276 *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger.

4Q 2016 2016 Total Originated Loan Portfolio Commercial $ 177 $ 379 CRE/C&D 307 595 Residential 104 258 Consumer 115 418 Total Originated Loan Portfolio Growth $ 703 $1,651 Acquired Loan Portfolio Commercial $(164) $(291) CRE/C&D (159) (318) Residential (65) (134) Consumer (39) (70) Total Acquired Loan Portfolio Run-off $(427) $(813) Total Loan Portfolio Commercial $ 18 $ 88 CRE/C&D 143 277 Residential 39 125 Consumer 76 348 Total Loan Portfolio Growth $ 276 $ 838 30 Loan Growth* – Originated v. Acquired Loan Growth (Run-off) ($ Millions) *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger.

6.7% 6.7% 4.3% 17.8% Home Equity Auto All Other Consumer Total Consumer Home Equity $876 38% Auto $870 38% All Other Consumer $564 24%  Portfolio mix: 75% used cars / 25% new cars • Used car portfolio is generally comprised of collateral that is 4.5 years or less old  Sourcing of the portfolio • 90% is originated indirectly through relationships with auto dealers, but only with dealers located in Chemical Bank’s branch footprint • 10% of auto loans are originated directly in our retail branch network  High quality borrowers • 90% of auto loans have FICO scores of greater than 720 • Over 40% have FICOs of greater than 800  Business model • Chemical Bank only originates loans for its own portfolio • No Gain on Sale (GOS) or securitization component  Go forward expectations • Auto loans to continue to comprise less than 7% of the total loan portfolio • Continued focus on high FICO lending within the Chemical Bank footprint 31 Consumer Loan Portfolio Auto Portfolio Commentary Consumer Lending Breakdown (1) Total Gross Loans of $13.0 billion (2016 Q4) Portfolio Composition ($ in mil) Consumer Loan Balances as a % of Total Loans Total Consumer Portfolio: $2.3 billion

$9.9 $2.8 $0.3 $1.6 Deposits: Time Deposits Customer Repurchase Agreements Wholesale borrowings (at Dec. 31, 2016: brokered deposits - $0.2, FHLB advances - $1.3, other - $0.1) 32 Average Cost of Funds Q4 2016 – 0.33%Average Cost of Funds Q3 2016 – 0.25%(1) $14.7 Billion $14.6 Billion $9.9 $2.9 $0.3 $1.6 Interest and noninterest-bearing, demand, savings, money market Average cost of wholesale borrowings – 1.11% Average cost of wholesale borrowings – 0.56% Funding Breakdown ($ Billions) (1)Reduced by 4 basis points for acceleration of accretion of fair value adjustments on FHLB borrowings September 30, 2016 December 31, 2016

$1.6 $1.5 $1.5 $1.5 $1.5 $1.5 $1.5 $2.0 $1.5 $3.0 $4.1 $6.3 $2.2 $2.2 $2.3 $2.8 $1.9 $1.8 $0.8 $4.3 $4.5 $1.8 $1.8 $1.8 $0.0 $3.5 $7.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Provision for Loan Losses Net Loan Losses $103 $78 $71 $62 $51 $62 $53 $44 $41 $44 $0 $60 $120 YE 2010 YE 2011 YE 2012 YE 2013 YE 2014 YE 2015 2016 Q1 2016 Q2 2016 Q3 2016 Q4 33 ALL NPLs 2014 2015 2016 Originated Loans ($ billions) $3.1 $3.3 $3.8 $4.3 $5.0 $5.8 $6.0 $6.4 $6.7 $7.5 Acquired Loans ($ billions) $0.6 $0.5 $0.4 $0.3 $0.7 $1.5 $1.4 $1.2 $6.0 $5.5 Total Loans ($ billions) $3.7 $3.8 $4.2 $4.6 $5.7 $7.3 $7.4 $7.6 $12.7 $13.0 ALL $90 $88 $84 $79 $76 $73 $70 $72 $74 $78 ALL/ Originated Loans 2.86% 2.60% 2.22% 1.81% 1.51% 1.26% 1.17% 1.12% 1.09% 1.05% NPLs/ Total Loans 2.80% 2.05% 1.71% 1.33% 0.89% 0.86% 0.73% 0.58% 0.32% 0.34% Credit Mark as a % of Unpaid Principal on Acquired Loans 6.5% 6.6% 6.0% 7.8% 5.4% 4.4% 4.5% 4.1% 3.0% 3.1% Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)

$59.2 $65.7 $73.6 $75.5 $74.3 $77.5 $96.8 $132.4 $40 $60 $80 $100 $120 $140 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 N e t I n t e r e s t I n c o m e ( $ M i l l i o n s ) Net Interest Income 34 3.55% 3.59% 3.55% 3.64% 3.60% 3.70% 3.58% 3.56% 0.04% 0.04% 0.04% 0.04% 0.03% 0.11% 0.11% 0.14% 4.16% 4.17% 4.15% 4.16% 4.13% 4.19% 4.12% 4.18% 0.00% 2.50% 5.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net Interest Margin(1) and Loan Yields(1) Net Interest Margin(1) Purchase Accounting Accretion on Loans Loan Yields 2015 2016 2015 2016 Net Interest Income Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend) (1)Computed on a fully taxable equivalent basis (non-GAAP) using a federal income tax rate of 35%. Please refer to pages 36 – 39 for a reconciliation of non-GAAP financial measures.

$6.3 $6.9 $7.4 $6.9 $7.1 $7.2 $10.1 $25.4 $5.1 $5.6 $4.7 $5.2 $5.2 $5.8 $5.6 $6.0 $5.9 $6.5 $6.7 $6.4 $5.7 $6.3 $7.7 $8.4 $1.4 $1.7 $1.4 $1.6 $1.4 $1.6 $4.4 $14.4 $0.6 $0.1 $0.0 $30.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Other Wealth Management Service Charges Mortgage Banking Revenue Investment Securities Gain 2015 2016 ( $ M i l l i o n s ) 35 $20.7$19.3 $19.4$20.2 $20.1 $27.8* $54.3* Non-Interest Income Quarterly $20.9 *Significant items: $13.7 million in 2016 Q4 and $(1.3) million in 2016 Q3

$13.0 $13.1 $12.5 $16.1 $22.3 $33.0 $33.9 $33.1 $40.6 $57.7$4.6 $4.9 $5.5 $5.5 $7.6 $5.1 $4.4 $4.9 $6.4 $8.7 $2.1 $2.6 $3.1 $37.5 $18.0 $0.0 $60.0 $120.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Other Compensation Occupancy Equipment Transaction Expenses $114.3 (1) Non-GAAP financial measure. Please refer to pages 36 – 39 for a reconciliation of non-GAAP financial measures 2015 2016 36 ( $ M i l l i o n s ) $56.8 $51.0 $58.3 $56.0(1) $57.8 $59.1 $56.3(1) $58.9 $55.7(1) $68.6(1) $106.1 Operating Expenses Quarterly $96.3(1)

Peer Average 9/30/2016(1) CHFC 9/30/2016 CHFC 12/31/2016 Tangible Book Value / Share(2) NA $19.99 $20.20 Tangible Common Equity / Total Assets(2) 8.3% 8.7% 8.8% Tier 1 Capital 10.8% 10.6% 10.7% Total Risk-Based Capital 12.6% 11.1% 11.5% $20.20 $1.06 $0.49 $18.78 $2.81 $0.16 $0 $5 $10 $15 $20 $25 TBV @ 12/31/2015 Net Income (Excl. Transaction Expenses) Dividends Talmer AOCI Adj. & Other TBV @ 12/31/2016 37 Capital Tangible Book Value and Capital Ratios Tangible Book Value(2) (TBV) Roll Forward (1)Source SNL Financial – ASB, WTFC, CBSH, TCB, UMBF, MBFI, PVTB, ONB, FMBI and FFBC (ordered by asset size). (2)Denotes a non-GAAP financial measure. Refer to pages 36 – 39 for a reconciliation of non-GAAP financial measures.

4Q 2016 3Q 2016 4Q 2015 Shareholders’ equity $ 2,581,526 $ 2,563,666 $ 1,015,974 Goodwill, CDI and non-compete agreements, net of tax (1,155,617) (1,154,121) (299,123) Tangible shareholders’ equity $ 1,425,909 $ 1,409,545 $ 716,851 Common shares outstanding 70,599 70,497 38,168 Tangible book value per share $20.20 $19.99 $18.78 Total assets $17,355,179 $17,383,637 $9,188,797 Goodwill, CDI and non-compete agreements, net of tax (1,155,617) (1,154,121) (299,123) Tangible assets $16,199,562 $16,229,516 $8,889,674 Tangible shareholders’ equity to tangible assets 8.8% 8.7% 8.1% Net income $47,168 $11,484 $25,504 Significant items, net of tax 2,777 25,992 1,355 Net income, excluding significant items $49,945 $37,476 $26,859 Diluted earnings per share $0.66 $0.23 $0.66 Effect of significant items, net of tax 0.04 0.52 0.04 Diluted earnings per share, excluding significant items $0.70 $0.75 $0.70 Average assets $17,264,688 $12,250,730 $9,175,224 Return on average assets 1.09% 0.37% 1.11% Effect of significant items, net of tax 0.07% 0.85% 0.06% Return on average assets, excluding significant items 1.16% 1.22% 1.17% Average shareholders’ equity $ 2,564,943 $1,559,668 $1,000,347 Return on average shareholders’ equity 7.4% 2.9% 10.2% Effect of significant items, net of tax 0.4% 6.7% 0.5% Return on average shareholders’ equity, excluding significant items 7.8% 9.6% 10.7% 38 Non-GAAP Reconciliation (Dollars in thousands, except per share data)

4Q 2016 3Q 2016 4Q 2015 Efficiency Ratio: Total revenue – GAAP $ 186,711 $ 124,579 $ 95,528 Net interest income FTE adjustment 2,945 2,426 2,042 Significant items (13,819) 1,043 (42) Total revenue – Non-GAAP $175,837 $ 128,048 $ 97,528 Operating expenses – GAAP $114,302 $ 106,144 $ 57,824 Transaction expenses (18,016) (37,470) (2,085) Amortization of intangibles (1,843) (1,292) (1,341) Operating expenses – Non-GAAP $ 94,443 $ 67,382 $ 54,398 Efficiency ratio – GAAP 61.2% 85.2% 60.5% Efficiency ratio – adjusted 53.7% 52.6% 55.8% Net Interest Margin: Net interest income – GAAP $132,447 $96,809 $75,476 Adjustments for tax equivalent interest: Loans 838 777 652 Investment securities 2,107 1,649 1,390 Total taxable equivalent adjustments 2,945 2,426 2,042 Net interest income (on a tax equivalent basis) $ 135,392 $99,235 $77,518 Average interest-earning assets $15,156,107 $11,058,143 $8,457,464 Net interest margin – GAAP 3.48% 3.49% 3.55% Net interest margin (on a tax-equivalent basis) 3.56% 3.58% 3.64% 39 Non-GAAP Reconciliation (Dollars in thousands, except per share data)

2016 2015 2014 2013 2012 Net income $108,032 $86,830 $62,121 $56,808 $51,008 Significant items, net of tax 32,373 5,484 4,555 0 0 Net income, excluding significant items $140,405 $92,314 $66,676 $56,808 $51,008 Diluted earnings per share $2.17 $2.39 $1.97 $2.00 $1.85 Effect of significant items, net of tax 0.64 0.15 0.14 0.00 0.00 Diluted earnings per share, excluding significant items $2.81 $2.54 $2.11 $2.00 $1.85 Average assets $12,037,155 $8,481,228 $6,473,144 $5,964,592 $5,442,079 Return on average assets 0.90% 1.02% 0.96% 0.95% 0.94% Effect of significant items, net of tax 0.27% 0.07% 0.07% 0.00% 0.00% Return on average assets, excluding significant items 1.17% 1.09% 1.03% 0.95% 0.94% Efficiency Ratio: Total revenue – GAAP $ 503,431 $ 354,224 $ 275,646 $ 257,056 $242,229 Net interest income FTE adjustment 9,642 7,452 5,975 5,355 5,037 Significant items (13,172) (779) 0 0 0 Total revenue – Non-GAAP $499,901 $360,897 $281,621 $ 262,411 $247,266 Operating expenses – GAAP $338,418 $223,894 $179,925 $ 164,948 $151,921 Transaction expenses (61,134) (7,804) (6,388) 0 0 Amortization of intangibles (5,524) (4,389) (2,029) (1,909) (1,569) Operating expenses – Non-GAAP $271,760 $211,701 $171,508 $163,039 $150,352 Efficiency ratio – GAAP 67.2% 63.2% 65.3% 64.2% 62.7% Efficiency ratio – adjusted 54.4% 58.7% 60.9% 62.1% 60.8% 40 Non-GAAP Reconciliation (Dollars in thousands, except per share data)

41 4Q2016 2016 2015 2014 2013 2012 Average Tangible Book Value Average shareholders’ equity $ 2,564,943 $ 1,546,721 $ 919,328 $ 754,211 $ 626,555 $ 587,451 Average goodwill, CDI and noncompete agreements, net of tax (1,155,528) (514,634) (245,894) (157,634) (127,363) (130,173) Average tangible shareholders’ equity $ 1,409,415 $ 1,032,087 $ 673,434 $ 596,577 $ 499,192 $ 457,278 Return on Average Tangible Shareholders’ Equity Net income $49,945 $140,405 $92,314 $66,676 $56,808 $51,008 Average tangible shareholders’ equity $1,409,415 $1,032,087 $673,434 $596,577 $499,192 $457,278 Return on average tangible shareholders’ equity 14.2% 13.6% 13.7% 11.2% 11.4% 11.2% Non-GAAP Reconciliation (Dollars in thousands,)